EXHIBIT 10.4

              AMENDMENT TO AND EXTENSION OF REIMBURSEMENT AGREEMENT

         This Amendment to and Extension of Reimbursement Agreement (the "Amendment") is entered into as of the 28th day of February, 1999, between SunTrust Bank, South Florida, National Association (formerly known as SunBank/South Florida, National Association) (the "Bank") and HEICO Aerospace Corporation (formerly known as HEICO Corporation) (the "Company"), a Florida corporation, for the purpose of amending the SunBank Reimbursement Agreement dated as of February 28, 1994, as heretofore amended, including, without limitation, by an amendment dated as of March 1, 1995 (the "Agreement") between the Bank and the Company as provided herein.

         WHEREAS, the Bank issued its Irrevocable Letter of Credit No. F4896 (now No. F070082) on February 28, 1994 (the "Letter of Credit") to secure the payment of the $1,980,000 Broward County, Florida Industrial Development Revenue Bonds (HEICO Corporation Project), Series 1988, which Letter of Credit currently has an expiration date of February 28, 1999; and

         WHEREAS, the Company has requested that the Bank extend the stated expiration date of the Letter of Credit to February 28, 2004, and that the Bank agree to certain other modifications to the terms of the Agreement, and the Bank is willing to grant such extension and to agree to such modifications to the terms of the Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, including, without limitation, the extension of the term of the Letter of Credit, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE AGREEMENT. The Agreement is hereby amended as follows:

         A. Section 2(c)(ix) of the Agreement is hereby amended in its entirety to read as follows:

                           (ix) on each anniversary date of this Agreement (the "Anniversary Date"), a fee equal to 0.875% of the excess, if any, of the Stated Amount of the Letter of Credit over the balance in the Yield Restricted Account on the Anniversary Date;

         B. Section 6(y) of the Agreement is hereby amended in its entirety to read as follows:

                  (y) Company and its Subsidiaries shall maintain a ratio of Total Funded Debt to Capitalization of less than 0.60:1.0. As used herein, the term "Total Funded Debt" shall mean and include, without duplication, the following obligations of the Company and any of its
         Subsidiaries: (i) any liability or

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         obligation for borrowed money that under generally accepted accounting principles is required to be shown on the balance sheet as a liability;
         (ii) indebtedness that is secured by any security interest on property owned by the Company or any Subsidiary (such as capitalized leases, asset securitization vehicles, conditional sales contracts and similar title retention arrangements), irrespective of whether or not the Indebtedness secured thereby shall have been assumed by the Company or such Subsidiary; (iii) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business), and other contingent liabilities, whether direct or indirect (such as by way of a letter of credit issued for the account of the Company or a Subsidiary) in connection with the obligations for borrowed money, stock or dividends of any person; (iv) obligations under any contract providing for the making of loans, advances or capital contributions to any person in order to enable such person primarily to maintain working capital, net worth, or any other balance sheet condition or to pay debts, dividends or expenses; and (v) obligations under any contract which, in economic effect, is substantially equivalent to a guarantee of loans, advances or capital contributions of another person, all as determined for the Company and its Subsidiaries on a consolidated basis, in accordance with generally accepted accounting principles applied on a consistent basis. The term "Capitalization" shall mean, as measured on a consolidated basis, Total Funded Debt plus Consolidated Net Worth, determined in accordance with generally accepted accounting principles, of the Company and its Subsidiaries, and the term "Consolidated Net Worth" shall mean the consolidated net worth of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles applied on a consistent basis.

         C. Section 6(w) of the Agreement is hereby deleted in its entirety.

         D. Notwithstanding anything in the Agreement to the contrary, the term of the Agreement is extended to the end of the term of the Letter of Credit and the payment to the Bank of all amounts due it under the Agreement.

         SECTION 2. LIMITED SCOPE. Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

         SECTION 3. NO CLAIMS. AS A MATERIAL INDUCEMENT FOR THE BANK TO AMEND THE AGREEMENT PURSUANT TO THIS AMENDMENT, THE COMPANY COVENANTS WITH AND WARRANTS UNTO THE BANK, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST THE BANK RELATING IN ANY WAY TO THE INDENTURE, THE AGREEMENT OR OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF, OR THE OBLIGATION OF THE COMPANY TO PAY OR PERFORM ALL OBLIGATIONS TO THE BANK EVIDENCED BY THE AGREEMENT OR OTHERWISE.

         SECTION 4. WAIVER. AS A MATERIAL INDUCEMENT FOR THE BANK TO AMEND THE AGREEMENT PURSUANT TO THIS AMENDMENT, THE COMPANY

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DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND
FOREVER DISCHARGE THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH THE COMPANY EVER HAD, NOW HAS OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE COMPANY HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER RELATING IN ANY WAY TO THE INDENTURE, THE AGREEMENT AND OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF. THE COMPANY FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS IS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA.

         SECTION 5. WAIVER OF TRIAL BY JURY. THE BANK AND THE COMPANY HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION THEREWITH, UNDER ANY ASSOCIATED LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. THE COMPANY ACKNOWLEDGES THAT THE WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN ACCEPTING THIS AMENDMENT, AND THAT THE BANK WOULD NOT HAVE ACCEPTED THIS AMENDMENT WITHOUT THIS JURY TRIAL WAIVER. THE COMPANY ACKNOWLEDGES THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE BANK HAS IN NO WAY AGREED WITH OR REPRESENTED TO THE COMPANY OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS JURY TRIAL WAIVER WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         SECTION 6. EFFECTIVE DATE. This Amendment shall take effect on February 28, 1999.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the Issuer and the Bank have executed this Amendment by their respective duly authorized representatives, all as of the date first written above.

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                                        HEICO AEROSPACE CORPORATION
                                          (formerly known as HEICO
                                          Corporation)

                                        By:
                                           --------------------------------
                                        Title:

                                        By:
                                           --------------------------------
                                        Title:

                                        SUNTRUST BANK, SOUTH FLORIDA,
                                          NATIONAL ASSOCIATION (formerly
                                          known as SunBank/South Florida,
                                          National Association)

                                        By:
                                           --------------------------------
                                        Title:

         By execution below, the following entities consent to the execution of this Amendment to and Extension of Reimbursement Agreement and each agrees to remain bound by its Guaranty (as defined in the Agreement).

JET AVION HEAT TREAT                        JET AVION CORPORATION
  CORPORATION

By:                                         By:
   ---------------------------                 ---------------------------
Its:                                        Its:

HEICO CORPORATION                           LPI INDUSTRIES CORPORATION

By:                                         By:
   ---------------------------                 ---------------------------
Its:                                        Its:

HEICO-NEWCO, INC.                           AIRCRAFT TECHNOLOGY, INC.

By:                                         By:
   ---------------------------                 ---------------------------
Its:                                        Its:

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